American Beacon Small Cap Index Fund
American Beacon International Equity Index Fund

Supplement dated July 16, 2014
to the
Statement of Additional Information dated April 30, 2014

The information below supplements the Statement of Additional Information dated April 30, 2014, and is in addition to any other supplement(s):

All references to BlackRock Investment Management, LLC (“BIM”) are deleted.

In the “Management, Administrative and Distribution Services” section, “The Adviser” subsection, the third sentence in the sixth paragraph on page 46 is replaced with the following:

For these services, BlackRock receives an annualized fee of 0.08% of the average daily net assets of the American Beacon Small Cap Index Fund and 0.09% of the average daily net assets of the American Beacon International Equity Index Fund; however, the fee for each Fund will be reduced by the total expense ratio of its corresponding Index Portfolio, net of any fee waivers.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE